SUPPLEMENT TO THE PROSPECTUSES

AND SUMMARY PROSPECTUSES

OF

  WELLS FARGO INCOME FUNDS

Wells Fargo High Income Fund

WELLS FARGO SMALL AND MID CAP STOCK FUNDS

Wells Fargo Small/Mid Cap Value Fund

WELLS FARGO WEALTHBUILDER PORTFOLIOS
Wells Fargo WealthBuilder Equity Portfolio

Reorganizations and Meeting of Shareholders

                At a meeting held on February 17-18, 2016, the Wells Fargo Funds Trust Board of Trustees   has unanimously approved the reorganizations of the specified funds (“Target Funds”) listed in the table below into certain existing Wells Fargo Funds (“Acquiring Funds”) also listed in the table. The reorganizations were proposed by Wells Fargo Funds Management, LLC, investment manager to the Wells Fargo Funds.

Target Fund	Acquiring Fund
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio[1]

1. The Wells Fargo WealthBuilder Tactical Equity Portfolio will be renamed Wells Fargo WealthBuilder Equity Portfolio following the merger.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Funds at special meetings of the shareholders expected to be held in June 2016.  Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.  Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July 2016. Prior to each reorganization, shareholders   of the Target Funds may continue to purchase and redeem their shares subject to the limitations described in each Target Fund’s Prospectus.

No shareholder action is necessary at this time. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in May 2016. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where each reorganization will be considered. Only shareholders of record as of the close of business on April 15, 2016 will receive the Prospectus/Proxy Statement and will be entitled to vote at the meeting or any adjournment(s) thereof.

February 19, 2016                                                                                                                                                               IFR026/P1001SP